SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 3, 2003

VENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-30318	52-2181734
(Commission File Number)	(I.R.S. Employer Identification No.)

VANTAGE COURT NORTH

200 COTTONTAIL LANE

SOMERSET, NEW JERSEY 08873

(Address of Principal Executive offices) (Zip Code)

(800) 416-0555

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if changed Since Last Report)

VENTIV HEALTH, INC.

CURRENT REPORT ON FORM 8-K

Item 5.    Other Events and Regulation FD Disclosure.

On June 3, 2003, Ventiv Health, Inc. (the “Company”), issued a press release announcing that its French subsidiaries have been placed into receivership. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release of Ventiv Health, Inc. dated June 3, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTIV HEALTH, INC.

By: /s/ JOHN R. EMERY
Date: June 5, 2003	Name: John R. Emery
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Ventiv Health, Inc., dated June 3, 2003